UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2025

RENOVARO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38751	45-2259340
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2080 Century Park East, Suite 906

Los Angeles, CA 90067

 (Address of principal executive offices)

+1 (305) 918-1980

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	RENB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On July 7, 2025, Renovaro Inc. (the “Company”) received a written notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it is no longer in compliance with Nasdaq Listing Rule 5620(a), which requires that listed companies hold an annual meeting of shareholders no later than one year after the end of their fiscal year.

The Company did not hold its annual meeting of shareholders within twelve months of the end of its fiscal year ended June 30, 2024, and therefore did not satisfy this requirement. Pursuant to Nasdaq Listing Rule 5810(c)(2)(G), the Company has 45 calendar days from the date of the Notice to submit a plan to regain compliance. If Nasdaq accepts the Company’s plan, Nasdaq may grant the Company an extension of up to 180 calendar days from the fiscal year end, or until December 29, 2025, to regain compliance.

The Company is working diligently to submit a plan of compliance within the required timeframe and intends to hold its annual meeting of shareholders as soon as practicable to regain compliance with Nasdaq’s continued listing standards.

This notice does not immediately affect the listing or trading of the Company’s common stock on Nasdaq. However, if the Company fails to timely submit a compliance plan or if Nasdaq does not accept the Company’s plan, the Company’s common stock may be subject to delisting.

The Company intends to monitor its compliance with the applicable Nasdaq Listing Rules and will take all necessary steps to maintain its Nasdaq listing.

Forward – Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties, including statements regarding the Company’s intent to submit a compliance plan and hold its annual meeting. Actual results may differ materially from the results predicted or implied. These forward-looking statements are subject to a number of risks and uncertainties, including but not limited to the Company’s ability to meet Nasdaq’s requirements, the Company’s financial position, and other factors disclosed in the Company’s filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENOVARO INC.

By:	/s/ David Weinstein
Name: David Weinstein Title: Chief Executive Officer

Date: July 14, 2025